UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 20, 2023

FREYR Battery
(Exact name of registrant as specified in its charter)

Luxembourg	001-40581	Not Applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

22-24, Boulevard Royal, L-2449 Luxembourg
Grand Duchy of Luxembourg

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: +352 621 727 777

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary Shares, without nominal value	FREY	The New York Stock Exchange
Warrants, each whole warrant exercisable for one Ordinary Share at an exercise price of $11.50	FREY WS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.
On June 30, 2023, the 2023 annual general meeting of shareholders (the “Annual General Meeting”) was convened for FREYR Battery, a Luxembourg limited liability company (société anonyme) (“FREYR” or “the Company”) at the registered office of the Company, 22-24, Boulevard Royal, L-2449 Luxembourg, Grand Duchy of Luxembourg. At the Annual General Meeting, shareholders voted on the proposed agenda items contained in the convening notice for the 2023 Annual General Meeting and the extraordinary general meeting dated May 23, 2023 (the “Convening Notice”) and the shareholder participation form, both filed with the Securities and Exchange Commission.
Holders of 61,882,987 of the Company’s ordinary shares were present or represented of the 139,705,234 ordinary shares issued and eligible to participate at the Annual General Meeting from a quorum and vote perspective. The Annual General Meeting agenda items can be adopted, in accordance with the Company’s articles of association and Luxembourg law, by a simple majority of the votes validly cast, regardless of the portion of the issued share capital of the Company present or represented at the Annual General Meeting.
The results for each matter submitted to a vote of shareholders at the Annual General Meeting were as follows:
Resolution I
It was resolved, as an ordinary resolution, to approve and, to the extent necessary ratify for the Company to enter into Indemnification Agreements with each Director from time to time in office.

For	Against	Abstentions	Broker Non-Votes
61,453,373	333,800	95,814	—
Resolution II
It was resolved, as an ordinary resolution, to approve the allocation of 50,000 stock options to each Director of the Company (except for Mr. Torstein Dale Sjøtveit and Mr. Tom Einar Jensen) during the financial year ending on December 31, 2023.

For	Against	Abstentions	Broker Non-Votes
48,402,252	13,304,015	176,720	—
Resolution III
It was resolved, as an ordinary resolution, to approve the audited consolidated financial statements of the Company for the financial year ended on December 31, 2022 prepared in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”) (the “2022 Consolidated Financial Statements”).

For	Against	Abstentions	Broker Non-Votes
61,745,497	72,296	65,194	—
Resolution IV
It was resolved, as an ordinary resolution, to approve the audited standalone annual accounts for the financial year ended on December 31, 2022 prepared in accordance with generally accepted accounting principles in Luxembourg (“Lux GAAP”) (the “2022 Annual Accounts”).

For	Against	Abstentions	Broker Non-Votes
61,680,034	74,557	128,396	—
Resolution V
It was resolved, as an ordinary resolution, to approve the allocation of results for the financial year ended on December 31, 2022.

For	Against	Abstentions	Broker Non-Votes
61,629,604	95,150	158,233	—

Resolution VI
It was resolved, as an ordinary resolution, to approve the confirmation of the mandate of Mr. Jon Christian Thaulow to replace Mr. German Horacio Curá as of August 1, 2022 by way of co-option and for a period ending at the Annual General Meeting.

For	Against	Abstentions	Broker Non-Votes
61,507,303	163,271	212,413	—
Resolution VII
It was resolved, as an ordinary resolution, to approve the confirmation of the mandate of Mr. Jason Forcier to replace Mr. Jon Christian Thaulow as of December 21, 2022 by way of co-option and for a period ending at the Annual General Meeting.

For	Against	Abstentions	Broker Non-Votes
58,335,034	3,395,385	152,568	—
Resolution VIII
It was resolved, as an ordinary resolution, to approve the confirmation of the mandate of Mr. Daniel Steingart to replace Mr. Jeremy Todd Bezdek as of January 9, 2023 by way of co-option and for a period ending at the Annual General Meeting.

For	Against	Abstentions	Broker Non-Votes
58,365,129	3,363,378	154,480	—
Resolution IX
It was resolved, as an ordinary resolution, to approve the confirmation of the mandate of Mr. Tom Einar Jensen to replace Ms. Monica Tiúba as of May 10, 2023 by way of co-option and for a period ending at the Annual General Meeting.

For	Against	Abstentions	Broker Non-Votes
58,820,786	2,918,329	143,872	—
Resolution X
It was resolved, as an ordinary resolution, to grant full and total discharge of liability (quitus) to the members of the Board of Directors for the proper exercise of their mandate for and in connection with the financial year ended on December 31, 2022.

For	Against	Abstentions	Broker Non-Votes
61,393,507	360,888	128,592	—
Resolution XI
It was resolved, as an ordinary resolution, to approve the principle of cash remuneration to be paid to the members of the Board of Directors for the full financial year ending on December 31, 2023 and decision on the amounts of such cash remuneration.

For	Against	Abstentions	Broker Non-Votes
60,946,034	741,624	195,329	—
Resolution XII
It was resolved, as an ordinary resolution, to renew the mandate of PricewaterhouseCoopers as independent auditor (réviseur d’entreprises agréé) of the Company for the consolidated quarterly and annual financial statements prepared in accordance with U.S. GAAP and the standalone annual accounts prepared in accordance with Lux GAAP for a period ending at the annual general meeting of shareholders approving the standalone annual accounts and the consolidated financial statements for the financial year ending on December 31, 2023.

For	Against	Abstentions	Broker Non-Votes
61,731,376	87,160	64,451	—
Resolution XIII
It was resolved, as an ordinary resolution, to renew the mandate of each of the current Directors of the Company for a period ending at the Annual General Meeting approving the annual accounts for the financial year ending on December 31, 2023.

For	Against	Abstentions	Broker Non-Votes
52,378,298	9,394,330	110,359	—
Resolution XIV
It was resolved, as an ordinary resolution, to approve and ratify the terms and conditions of a share repurchase program and to approve the authorization to the Company to keep the redeemed and not yet allocated ordinary shares under the share repurchase program as treasury stock until the annual general meeting of shareholders approving the standalone annual accounts and the consolidated financial statements of the Company for the financial year ending on December 31, 2023.

For	Against	Abstentions	Broker Non-Votes
61,606,129	190,833	86,025	—
Resolution XV
It was resolved, as an ordinary resolution, to approve the Amended and Restated 2021 Equity Inventive Plan.

For	Against	Abstentions	Broker Non-Votes
36,961,113	24,782,353	139,521	—
Resolution XVI
It was resolved, as an ordinary resolution, to authorize any Director of the Company and/or any lawyer or employee of Arendt & Medernach S.A., any employee of Arendt Services S.A., all professionally residing in Luxembourg, each acting individually and with full power of substitution, to arrange (i) for the filing of the 2022 Annual Accounts and the 2022 Consolidated Financial Statements with the Luxembourg Trade and Companies Register as well as with any filing that may be required in connection with the preceding resolutions and (ii) for any publication on the Recueil électronique des sociétés et associations that may be required in connection with the preceding resolutions.

For	Against	Abstentions	Broker Non-Votes
61,531,156	231,463	120,368	—
All of the 16 resolutions above were adopted as a majority of the shareholders voted in favor of such resolutions. All resolutions were decided on poll, and no resolutions were amended or withdrawn.
On June 30, 2023, immediately following the conclusion of the Annual General Meeting, the extraordinary general meeting of shareholders (the “Extraordinary General Meeting”) for FREYR was convened at the registered office of the Company, 22-24, Boulevard Royal, L-2449 Luxembourg, Grand Duchy of Luxembourg, to vote on the Extraordinary General Meeting agenda items contained in the Convening Notice.
Holders of 61,882,987 of the Company’s ordinary shares were present or represented, consisting of 44.29% of the 139,705,234 ordinary shares issued and eligible to participate in the Extraordinary General Meeting from a quorum and vote perspective, which did not constitute a quorum pursuant to the Company’s articles of association and Luxembourg law. As a quorum was not reached, minutes of default (procès-verbal de carence) were drawn-up by the notary in the Grand Duchy of Luxembourg, and no deliberation or voting took place related to the Extraordinary General Meeting agenda items.
Each of the foregoing proposals for the Annual General Meeting and for the Extraordinary General Meeting is more fully described in the Convening Notice.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

FREYR BATTERY

Date: June 20, 2023	By:	/s/ Are L. Brautaset
	Name:	Are L. Brautaset
	Title:	Chief Legal Officer

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